Earnings (loss) per share	12 Months Ended
Dec. 31, 2021
Earnings (loss) per share

9. Earnings (loss) per share

The following table reflects the net loss and share data used in the basic and diluted earnings per share (“EPS”) calculations:

	2021	2020	2019

Loss attributable to shareholders of the parent company	(164,993)	(171,491)	(92,531)
Total weighted average of ordinary outstanding shares – basic and diluted (in thousands of shares)	1,602,126	1,315,578	1,137,931
Loss per share – basic and diluted (US$)	(0.1030)	(0.1304)	(0.0813)
Antidilutive instruments not considered in the weighted number of shares (in thousands of shares)	334,436	405,394	306,210

The Company has instruments that will become ordinary shares upon the exercise, vesting, conversion, or upon the satisfaction of specific conditions related to business combinations. These instruments were considered antidilutive because they would decrease the loss per share. These antidilutive instruments were not included in the weighted number of shares for the diluted earnings per share and they comprise SOPs, RSUs, and Awards described in note 10, preferred and contingent shares described in note 27 and the senior preferred shares described in note 23. The number of shares for all periods presented were adjusted to reflect the 6-for-1 forward share split approved on August 30, 2021 (note 27).